Capital management	12 Months Ended
Dec. 31, 2022
Disclosure Of Capital Management [Abstract]
Capital management
15	Capital management
The Company considers items included in shareholders’ deficiency as capital. The Company’s objective when managing capital is to safeguard the Company’s ability to continue as a going concern so that it can continue to provide returns for shareholders and benefits for other stakeholders.
The Company manages its capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to facilitate the management of its capital requirements, the Company prepares annual expenditure budgets which are revised periodically based on the results of its exploration programs, availability of financing, and industry conditions. There are no external restrictions on management of capital and the Company did not change
its approach to capital management during the year.